CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   EXHIBIT 10.23


               AMENDMENT TO THE LICENSE AGREEMENT BY AND BETWEEN
                   GEN-PROBE INCORPORATED, BIOANALYSIS, LTD.
                AND THE UNIVERSITY OF WALES COLLEGE OF MEDICINE
                             DATED JANUARY 21, 1986

     This Agreement is entered into as of this 11th day of May, 1989, by and between Gen-Probe Incorporated, 9880 Campus Point Drive, San Diego, California 92121 ("Gen-Probe"), Bioanalysis, Ltd., P.O. Box 130, Cardiff CF4 4YL, United Kingdom ("Bioanalysis"), and the University of Wales College of Medicine, located at Heath Park, Cardiff CF44XN, United Kingdom ("UWCM").

     WHEREAS, Gen-Probe, Bioanalysis and UWCM are parties to a License Agreement dated January 21, 1986, (the "Agreement"); and

     WHEREAS, the parties desire to make certain modifications to the Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1. Article 1, Subpart G of the Agreement shall be amended to read as follows:

          G. "LICENSED PRODUCTS" shall mean products (i) for the diagnosis, detection, prognosis or monitoring of infectious disease agents, (ii) for the diagnosis, detection, prognosis or monitoring of oncogenes or various forms of cancer and (iii) for the detection or monitoring of levels of all bacteria as a screen for corrosion-causing microorganisms (through the use of probes to conserved sequences) [***] and for the detection or monitoring of two types of corrosion-causing microorganisms which have been isolated by [***] (one of which is believed to be a member of the genus [***] and the other of which is believed to be a member of the genus [***]), which
          (i) incorporate Bioanalysis Confidential Information and/or subject matter within the scope of any valid claims of any patent in the University

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Patents Rights or the Bioanalysis Patent Rights and (ii) utilize nucleic acid hybridization technology in such diagnosis, detection, prognosis or monitoring.

     IN WITNESS WHEREOF, Gen-Probe, Bioanalysis and UWCM have duly executed this Amendment on the dates indicated below.

GEN-PROBE INCORPORATED                          BIOANALYSIS, LTD.
By:  /s/                                 By: /s/
    --------------------------               -------------------------
Title: President & CEO                   Title: Director
       -----------------------                  ----------------------

Date: 5/17/89                            Date: 17/5/89
      ------------------------                 -----------------------

UNIVERSITY OF WALES COLLEGE
  OF MEDICINE

By: /s/
    --------------------------

Title: DEPUTY REGISTRAR
       -----------------------

Date:  18 May 1989
      ------------------------



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